UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2008

DIGIRAD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50789	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13950 Stowe Drive

Poway, California 92064

(Address of principal executive offices, including zip code)

(858) 726-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2008, Digirad Corporation (the “Company”) announced that Mark L. Casner resigned as a member of the Company’s board of directors (the “Board”) and as the Company’s President and Chief Executive Officer, effective immediately. The Company also announced that Todd P. Clyde replaced Mr. Casner as the Company’s President and Chief Executive Officer. Mr. Clyde will keep his positions as Executive Vice President and Chief Financial Officer on an interim basis. In addition, Mr. Clyde was appointed to the Board on October 23, 2008, to serve until his successor is duly elected and qualified.

Mr. Clyde is 40 years old and has served as the Company’s Executive Vice President and Chief Financial Officer since December 2007, and previously served as the Chief Financial Officer and Senior Vice President since January 2006. He joined the Company in November 2002 as the Chief Financial Officer. From January 2002 to November 2002, Mr. Clyde was Chief Financial Officer at Del Mar Database, Inc., a software company developing products for the mortgage lending industry. From March 2000 to October 2001, Mr. Clyde was Vice President and Controller at Verance Corporation, a digital information tracking and security company. From October 1997 to March 2000, Mr. Clyde was Vice President and Division Controller at I-Bus/Phoenix, a division of Maxwell Technologies, Inc. which is a manufacturer of customized industrial computing. Prior to this, he was a senior auditor at Ernst & Young, LLP, an international public accounting firm. Mr. Clyde received his B.S. in accounting and his Masters of Accountancy from Brigham Young University in 1994. Mr. Clyde is a Certified Public Accountant.

A copy of the press release announcing Mr. Casner’s resignation and Mr. Clyde’s appointment as President and Chief Executive Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release announcing Mr. Clyde’s appointment to the Board is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 20, 2008.
99.2	Press Release dated October 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Todd P. Clyde
Todd P. Clyde President, Chief Executive Officer and Chief Financial Officer

Date: October 24, 2008

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated October 20, 2008.
99.2	Press Release dated October 23, 2008.